Exhibit 99.2

Q3 2022 Earnings Call November 10, 2022 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1

Today’s Presenters 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 2 Urban Forssell CEO Fredrik Nihlén CFO

Legal Disclaimer 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 3 This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. They also may include statements about market opportunity and sales growth, financial results, use of cash, product development and introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, ris ks related to new product development, our ability to protect our intellectual property, our ability to compete, general economi c conditions including as a result of the ongoing COVID - 19 pandemic or geopolitical conflicts such as the war in Ukraine, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Prospective investors are advised to carefully consider these various risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

Agenda 2022 - 11 - 10 4 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1. Q3 2022 Financial Results 2. Strategy and Business Update 3. Concluding Remarks 4. Q&A Neonode Inc. Q3 2022 | November 10, 2022

Q3/’22 Financial Results – Revenues 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 5 Lorem $1.2 million Revenue Total Q3, 2022 ▲ 26 % YoY $0.2 million Revenue Products Q3, 2022 ▲ 14 % YoY 0 200 400 600 800 1,000 1,200 1,400 AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Thousands Revenues by Revenue Stream and Region License fees Products NRE -200 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Thousands Revenues by Revenue Stream License fees Products NRE

Q3/’22 Financial Results – Gross Profit/Margin 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 6 6% GM Products Q2, 2022 ▲ 17pp YoY 48% GM Products Q3, 2022 ▲ 20pp YoY -250% -200% -150% -100% -50% 0% 50% 100% -200 -150 -100 -50 0 50 100 150 200 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Thousands Gross Profit/Margin Products Gross profit Gross margin 0% 10% 20% 30% 40% 50% 60% 70% 0 20 40 60 80 100 120 140 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Thousands Gross Profit/Margin TSMs Adjusted Gross profit Gross margin

Q3/’22 Financial Results – Operating Expenses 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 7 Lorem $2.1 million Operating Expenses Q3, 2022 ▼ 22 % YoY -3,500 -3,000 -2,500 -2,000 -1,500 -1,000 -500 0 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Thousands Operating Expenses

Q3/’22 Financial Results – Cash 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 8 Lorem $0.5 million Net Cash Burn Operating Activities Q3, 2022 ▼ 69 % YoY $12.3 million Cash and Accounts Receivables September 30, 2022 ▼ 6.4 Million Dec. 31,2021 -3,500 -3,000 -2,500 -2,000 -1,500 -1,000 -500 0 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Thousands Net cash used in operating activities

Agenda 2022 - 11 - 10 9 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1. Q3 2022 Financial Results 2. Strategy and Business Update 3. Concluding Remarks 4. Q&A Neonode Inc. Q3 2022 | November 10, 2022

Business Strategy: Technology Licensing and Product Sales 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 10 INTERACTIVE KIOSKS ELEVATORS PRINTER AUTOMOTIVE TARGET SEGMENTS BUSINESS MODELS SALES OF NRE SERVICES + PRODUCT SALES SALES OF NRE SERVICES + TECHNOLOGY LICENSING CUSTOMER OFFERINGS TOUCH SENSOR MODULES (ZFORCE) ZFORCE MULTISENSING

© Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 2022 - 11 - 10 11 zForce Head - Up Display Object Detection & Interior Controls x Proven IR - based technology used in millions of vehicles globally for 10+ years x Flexible and can be adapted to different types of applications and requirements • Touch on displays or other surfaces • Gesture sensing mid air • Object detection x High detection speed and resolution x Robust and easy to operate

MultiSensing

Driver & In-cabin Monitoring

- ✓ Flexible, scalable software framework
- ✓ Hardware agnostic solution with small computational footprint
- ✓ GSR compatible
- ✓ Advanced AI algorithms and smart toolkit support efficient and controlled development of new applications and features
- ✓ Preconfigured driver attributes for driver monitoring applications, including eye openness, hand positioning, blink frequency, gaze direction, and head posture.



2022-11-10 © Neonode 2001-2022 - www.neonode.com - Nasdaq (NEON)

2022 - 11 - 10 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) 13 Touch Sensor Modules Standardized COTS products featuring Neonode’s patended zForce Reflective technology. Using infrared lasers with a configurable scanning frequency of up to 900Hz, Neonode’s Touch Sensor Modules track movement with 1.5mm accuracy and a response time as fast as 10 milliseconds.

3 - step Approach for Growth 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 14 3 Focused marketing and sales work to establish “beachheads” in key segments and markets POC and demo projects to show value of technology Scale TSM business in key markets Reinvigorate licensing business with additional customer projects Leverage existing customer relations and partner cooperations to accelerate growth Expand business scope to new market segments and further geographical markets Develop new partnerships with additional VARs and tech partners to facilitate further growth Outsource TSM production Develop new customer offerings using proprietary and partner technology 2 1 Now Next Future

PHANTOM Retrofit Touchless Elevator Sensor by MAD Elevator

MAD Elevator is a leading supplier of elevator fixtures and elevator car interiors. Their contactless PHANTOM elevator control panel is powered by Neonode Touch Sensor Modules.


PHANTOM - TOUCHLESS SENSOR
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2022 - 11 - 10 16 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) YesAR Holographic Elevator Controls Contactless holographic elevator control panels for retrofit and new installs powered by Neonode Touch Sensor Modules.

2022 - 11 - 10 17 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) 7 - Eleven Goes Holographic in Japan Holographic checkouts in selected 7 - Eleven stores offer a totally touch - free experience where customers scan their goods, then finalize their purchase by simply poking the air to interact with the holographic display. Payment is also accepted by cashless methods, such as credit cards, e - money cards and QR codes.

2022 - 11 - 10 18 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) Holo Industries and ASKA3D Develop Holographic POS Payment System with Mastercard Using Neonode Touch Sensor Module https://www.holoind.com/2022/09/13/holographic - payment - terminals - the - new - way - to - pay - %F0%9F%92%B8/

HY - LINE Virtual Keyless Keyboard The AnySurface keyboard developed by HY - LINE is an innovative solution for alphanumeric input anywhere it is needed. The keyboard can be placed on any surface material where it then realizes a ‘virtual keyboard’ feature over the surface using Neonode’s infrared technology. 2022 - 11 - 10 19 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

2022 - 11 - 10 20 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) Neonode Enables Touch on Narrow Format Displays for the Next Generation of Compact Kiosks Ink Innovation releases one of the worlds slimmest self - service kiosks on the market to make space for the things that matter most – the customers.

Neonode Enables Touch Interaction on Medical Ultrasounds for Global OEM Elix Systems creates retrofit display frames for use on displays in medical ultrasound systems to facilitate more confident diagnosis of patients. 2022 - 11 - 10 21 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Events – Neonode and Partners 2022 - 11 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 22 © Neonode 2001 - 2022 · www Witekio Event United Kingdom Vehicle Displays & Interfaces Symposium United States Liftex 2022 United Kingdom Gitex 2022 United Arab Emirates Auto HUD China (Online) Coming soon Retail Tech Japan Coming soon

2022 - 11 - 10 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) 23 Japan Build Expo

Agenda 2022 - 11 - 10 24 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1. Q3 2022 Financial Results 2. Strategy and Business Update 3. Concluding Remarks 4. Q&A Neonode Inc. Q3 2022 | November 10, 2022

Concluding Remarks

- Sales revenues and net results in Q3 2022 better than in Q3 2021

- Cash flow Q3 2022 improved compared to Q3 2021 and to the preceeding quarters 2022

- We and our partners still have to navigate several issues that slow down or hinder our growth
  - COVID-19 related lock-downs in China
  - Semiconductor shortage and other supply-chain issues affecting our customers
  - Long sales cycles, long development cycles, protracted new product launches

- We continue to see strong interest in our TSMs and our zForce and MultiSensing platforms from customers globally and therefore remain optimistic about our prospects to grow and improve cash flow during this and the coming years

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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)
neonode®

Agenda 2022 - 11 - 10 26 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1. Q3 2022 Financial Results 2. Strategy and Business Update 3. Concluding Remarks 4. Q&A Neonode Inc. Q3 2022 | November 10, 2022

2022 - 11 - 10 27 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) info@neonode.com neonode.com Subscribe to Neonode newsletter 2022 - 11 - 10 27 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) Thank you.

Appendix 2022 - 11 - 10 28 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted gross margin to measure our financial performance. We define adjusted gross margin as gross margin excluding AirBar sales revenues and costs and adjusting for costs and lost revenues caused by a quality issue and one-time write-down of inventory. We believe adjusted gross margin is a meaningful measure because it reflects the performance of our TSM business, which is our current focus. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Our use of adjusted gross margin, a non-GAAP financial measure, has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin in isolation or as substitutes for analysis of our results as reported under GAAP. Our definition of non-GAAP adjusted gross margin may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The following tables presents a reconciliation of adjusted gross margin to gross margin, the most directly comparable GAAP financial measure.

kUSD	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22	Q3-22
Revenue Products	98	66	284	502	355	346	136	118	147	210	155
Cost of Sales Products	-36	-72	-198	-496	-270	-212	-98	-342	-51	-93	-80
Gross Profit Products	**62**	**-6**	**86**	**6**	**85**	**134**	**38**	**-224**	**96**	**117**	**75**
Lost revenues TSM quality issue	-	-	-	-	-	-14	12	92	-	-	-
Cost of sales TSM quality issue	-	-	-	-	-	4	27	-61	-	-	-
Inventory write-down TSM quality issue	-	-	-	-	-	-	-	154	-	-	-
Revenue AirBar	1	-0	-60	-21	-43	-	-	-	-13	-	-
Cost of Sales AirBar	-23	27	86	123	39	-4	-7	149	-	-	-
Adjusted Gross Profit Products	**40**	**21**	**112**	**109**	**81**	**120**	**70**	**110**	**83**	**117**	**75**
Gross Margin Products	63,3%	-9,1%	30,3%	1,2%	23,9%	38,7%	27,9%	-189,8%	65,3%	55,7%	48,4%
Adjusted Gross Margin Products	40,4%	31,7%	50,1%	22,6%	25,9%	36,2%	47,3%	52,4%	61,9%	55,7%	48,4%

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